EXHIBIT 10.4

                                SIS BANCORP, INC.

                           DIRECTOR STOCK OPTION PLAN
                                       AND
                          MANAGEMENT STOCK OPTION PLAN
                   (Amended and restated as of July 31, 1996)

1. PURPOSE

         The purpose of the SIS Bancorp, Inc. Director Stock Option Plan (the "Director Plan") and Management Stock Option Plan (the "Management Plan") (together, the "Plans") is to attract directors and key employees of SIS Bancorp, Inc. (the "Company") and its Subsidiaries (as hereinafter defined) and to encourage them to continue their association with the Company, by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth through the granting of stock options with respect to the Company's stock. The term "Subsidiary" as used in the Plans means a corporation, including, without limitation, any banking or thrift institution, of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock. The term "Optionee," as used in the Plans, refers to any individual to whom an Option has been granted.

2. ADMINISTRATION OF THE PLANS

         The Plans shall be administered by the Compensation Committee (the "Committee") composed of at least three members of the Board of Directors of the Company (the "Board"), and may include those members serving at any time and from time to time as the Compensation Committee of the Board; provided, however, that during the period of one year immediately preceding any action by the Committee under the Plans, no member of the Committee may have been granted an option, or stock, or stock appreciation right or similar right under any plan of the Company under which any person exercises discretion to determine the recipients or terms or conditions of such grants. In the event that a vacancy occurs on account of the resignation of a member or the removal of a member by vote of the Board, a successor member shall be appointed by vote of the Board.

         The Committee shall from time to time determine to whom options shall be granted under the Management Plan, whether options granted shall be incentive stock option ("ISOs") or non-qualified stock options ("NSOs"), the terms of the options and the number of shares which may be granted under options. The
Committee shall report to the Board the names of individuals to whom such options are to be granted, the number of shares covered and the terms and conditions of each grant.

         The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum




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is present,  or acts reduced to or approved in writing by all the members of the
Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plans. All questions of interpretation and application of such rules and regulations, of the Plans and of options granted thereunder (the "Options"), shall be subject to the
determination   of  the   Committee,   which   shall  be  final   and   binding.
Notwithstanding the foregoing, the Committee shall have no discretionary or interpretative power or authority with respect to any award under the Director Plan which would cause any non-employee director to fail to be a "disinterested person" as defined in Rule 16b-3 of the Securities Exchange Commission, as in effect prior to August 15, 1996. All decisions and determinations by the Committee in the exercise of its power shall be final and binding upon the Company and Optionees.

         The Management Plan shall be administered in such a manner as to permit those Options granted thereunder and specially designated under Section 5 to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3. STOCK SUBJECT TO THE PLANS

         Director Plan. The total number of shares of stock which may be subject to Options under the Director Plan shall be 111,250 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), provided that the number of shares stated in this sentence shall be subject to adjustment in accordance with the provisions of Section 9. Shares of Common Stock subject to an Option under the Director Plan that is not fully exercised shall again become available for grant under the terms of the Director Plans.

         Management Plan. The total number of shares of stock which may be subject to Options under the Management Plan shall be 695,000 shares of the Company's Common Stock and the total number of shares that may be so issued to any single employee under the Management Plan shall not exceed an aggregate of fifty percent (50%) of the allocated shares of Common Stock; provided that the number of shares stated in this sentence shall be subject to adjustment in accordance with the provisions of Section 9. Shares of Common Stock subject to an Option under the Management Plan that is not fully exercised shall again become available for grant under the terms of the Management Plan.

         The shares of Common Stock which may be subject to Options granted under the Plans may be authorized but unissued shares or treasury shares.

4. DIRECTOR PLAN

         Options  shall be granted  under the  Director  Plan  pursuant  to this
Section 4 only to members of the Board who are not officers or full-time employees of the Company or any of its Subsidiaries (each, an "Eligible Director").


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         (a) Amount of Award.  Options under which an aggregate  total of 95,800 shares of Common Stock may be acquired have been granted by the Company's predecessor in interest under the Plans, Springfield Institution for Savings (the "Bank") to eligible members of the Board of Directors of the Bank. Each Eligible Director who is first elected to serve after June 21, 1996 shall be granted an Option under which a total of 6,600 shares of Common Stock may be acquired on the day following his election to office. In the event the aggregate number of remaining shares of Common Stock authorized to be awarded under the Director Plan is insufficient to make such awards in full to each Eligible Director first elected to office on the same date, each such Eligible Director shall be awarded an Option to acquire a pro-rated portion of the available shares.

         (b) Limitations of Awards. Notwithstanding the foregoing provisions of this Section 4, no Eligible Director shall be eligible to receive any Option under this Section 4, if at the date of grant of such Option such person beneficially owns in excess of ten percent (10%) of the outstanding Common Stock of the Company. No Eligible Director shall receive any Option or other award under the Plans except as provided under this Section 4.

         (c) Exercise Price. The option exercise price per share of Common Stock under each Option shall be the fair market value of the Common Stock on the date the Option is granted. Payment of the exercise price shall be made in cash or, at the Optionee's election (but only if such election shall not cause such Optionee to cease to be a "disinterested director"), by delivery of shares of Common Stock of the Company or by a "cashless exercise" through a broker acceptable to the Company, as described in Section 7 below.

         (d) Exercise.

                  (i) Each Option shall be exercisable in one or more installments, on or after the applicable anniversary of the date the Option was granted, in accordance with the schedule set forth below, but not later than the date the Option expires:


                                                      Option Shares
                                                    Subject to Exercise
                                            ---------------------------------
                                            Incremental            Cumulative
Date                                          Amount                 Amount
- ----                                        -----------            ----------
On or after First Anniversary...............    20%                   20%
On or after Second Anniversary..............    20%                   40%
On or after Third Anniversary...............    20%                   60%
On or after Fourth Anniversary..............    20%                   80%
On or after Fifth Anniversary...............    20%                  100%


         Notwithstanding the foregoing schedule, in the event of an Eligible Director's retirement on account of attainment of maximum age ("Retirement"), permanent disability ("Disability"), or death, all Options then outstanding shall become immediately exercisable.

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                  (ii) The  minimum  number of shares  with  respect to which an
         Option may be exercised at any one time shall be 100 shares, or such lesser number as is subject to exercise under the Option at the time.

                  (iii) In the event of an Eligible Director's Retirement, Disability, death or other termination of service, the Option (to the extent exercisable under the provisions hereof) may be exercised by the Eligible Director (or, if he is not living, by his heirs, legatees or legal representatives) during its specified term within one year of the date of Retirement, Disability, death or termination; provided, however, that in the event an Eligible Director is removed for cause, his Options shall expire on the date of his removal from office.

                  (iv) In the event of a Change in Control of the Company (as defined in Section 9(c) below), all Options outstanding as of the date of such Change in Control shall become immediately exercisable.

         (e) Expiration. Notwithstanding any other provision of the Director Plan or of any option agreement, each Option granted under the Director Plan shall expire ten (10) years after the date on which the Option was granted, or, if earlier, on the date the Optionee ceases to be a director of the Company or the Bank for any reason other than Retirement, Disability, death or resignation.

5. MANAGEMENT PLAN: ELIGIBILITY FOR AWARDS; TERMS AND
   CONDITIONS OF OPTIONS

         The individuals who shall be eligible for discretionary grants of Options under the Management Plan shall be key employees of the Company or a Subsidiary. Incentive Stock Options ("ISO") shall not be granted to any individual who is not an employee of the Company or a Subsidiary.

         Every Option under the Management Plan shall be evidenced by a written Stock Option Agreement in such form as the Committee shall approve from time to time, specifying the number of shares of Common Stock that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the option is intended to be an ISO or a NSO, and such other terms and conditions as the Committee shall approve, and containing or incorporating by reference the following terms and conditions:

         (a) Duration. The duration of each Option shall be as specified by the Committee in its discretion; provided, however, that no ISO shall expire later than ten (10) years from its date of grant, and no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary shall expire later than five (5) years from its date of grant.

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         (b)  Exercise  Price.  The  exercise  price of each Option shall be any lawful consideration, as specified by the Committee in its discretion; provided, however, that the price with respect to an ISO shall be at least one hundred percent (100%) of the fair market value of the shares on the date on which the Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price; and provided further that the price with respect to an ISO granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least one hundred ten percent (110%) of the fair market value of the shares on the date of grant of the ISO. For purposes of the Management Plan, except as may be otherwise explicitly provided in the Management Plan or in any Stock Option Agreement or similar document, the "fair market value" of a share of Common Stock at any particular date shall be determined according to the following rules: (i) if the Common Stock is at the time listed or admitted to trading on any stock exchange or NASDAQ, then the fair market value shall be the reported closing price of the Common Stock on such date on the principal exchange or NASDAQ, as the case may be; or (ii) if the Common Stock is not at the time listed or admitted to trading on a stock exchange of NASDAQ, the fair market value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market; provided, however, that if the price of the Common Stock is not so reported, that fair market value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, or (2) an appraisal by an independent party, or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect.

         (c) Notice of ISO Stock Disposition. The Optionee must notify the Company promptly in the event that he or she sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO, before the later of (i) the second anniversary of the date of grant of the ISO, and (ii) the first anniversary of the date the shares were issued upon his or her exercise of the ISO.

         (d) Effect of Cessation of Employment. The Committee shall determine in its discretion and specify in each Stock Option Agreement the effect, if any, of the termination of the Optionee's employment upon the exercisability of the Option.

         (e) Substituted Option. With the consent of the Optionee, the Committee shall have the authority at any time and from time to time to terminate any outstanding Option and grant in substitution for it a new Option covering the same number of a different number of shares, provided that the option price under the new Option shall be no less than the fair market value of the Common Stock on the date of grant of the new Option.

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6. MANAGEMENT PLAN: METHOD OF GRANTING OPTIONS

         The grant of Options shall be made by action of the Board at a meeting at which a quorum of its members is present, or by unanimous written consent of all its members; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Committee a Stock Option Agreement within ten (10 ) days after it is submitted to him, the Option granted under the agreement shall be voidable by the Company at its election, without further notice to the Optionee.

7. METHOD OF EXERCISING OPTIONS

         To the extent that it has become exercisable under the terms of the Stock Option Agreement, an Option may be exercised from time to time by written notice to the Secretary, or Assistant Secretary or Chief Financial Officer of the Company stating the number of shares with respect to which the Option is being exercised and accompanied by payment of the exercise price in cash or check payable to the Company.

         Alternatively, payment of the exercise price may be made, in whole or in part, in shares of Common Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Common Stock that he or she acquired upon the earlier exercise of any ISO, unless he has held the shares until at least two (2) years after the date the ISO was granted and at least one
(1) year after the date the ISO was exercised. If payment is made in whole or in part in shares of Common Stock, then the Optionee shall deliver to the Company certificates registered in his name representing a number of shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the exercise price, such certificates to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares presented by such certificates. If the exercise price exceeds the fair market value of the shares for which certificates are delivered, the Optionee shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess.

         Options may be exercised by means of a "cashless exercise" procedure in which a broker (i) transmits the option price to the Company in cash or acceptable cash equivalents, either (1) against the Optionee's notice of exercise and the Company's confirmation that it will deliver to the broker stock certificates issued in the name of the broker for at least that number of shares having fair market value equal to the option price, or (2) as the proceeds of a margin loan to the Optionee; or (ii) agrees to pay the option price to the Company in cash or acceptable cash equivalents upon the broker's receipt from the Company of stock certificates issued in the name of the broker for at least that number of shares having fair market value equal to the Option price. The Optionee's written notice of exercise of an Option pursuant to a "cashless


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exercise" procedure must include the name and address of the broker involved,  a clear description of the procedure, and such other information or undertaking by the broker as the Committee shall reasonably require.

         At the time specified in a Optionee's notice of exercise, which shall not be earlier than the fifteenth (15th) day after the date of the notice except as may be mutually agreed, the Company shall, without issue or transfer tax to the Optionee, deliver to him at the Main Office of the Company, or such other place as shall be mutually acceptable, a certificate for the shares as to which his or her Option is exercised. If the Optionee fails to pay for or to accept delivery of all or any part of the number of shares specified in his or her notice upon tender of delivery thereof, his or her right to exercise the Option with respect to those shares shall be terminated, unless the Company otherwise agrees.

8. REQUIREMENTS OF LAW AND REGULATIONS; GOVERNING LAW

         (a) The Company shall not be required to sell or issue any shares upon the exercise of any Option if the issuance of such shares will result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority, and the grant of Options hereunder or the obligation of the Company to issue shares upon the exercise of Options hereunder shall be subject to the obtaining of all approvals by governmental agencies as may be deemed necessary or appropriate by the Committee. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), the Company shall not be required to issue shares upon the exercise of any Option unless the Board has received evidence satisfactory of it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

         (b) The Plans shall be governed by Massachusetts law, except to the extent that such law is preempted by federal law.

9. CHANGES IN CAPITAL STRUCTURE

         (a) In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Committee in the number and kind of shares or other securities covered by outstanding Options, and for which Options may be granted under the Plans. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option, but the


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price  per  share   specified   in  each  Stock   Option   Agreement   shall  be
correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in
Section 424 of the Code. Any such adjustment made by the Committee shall be conclusive and binding upon all affected persons, including the Company and all Optionees.

         If while unexercised Options remain outstanding under the Plans the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, then, except as otherwise specifically provided to the contrary in an Optionee's Stock Option Agreement, the Committee, in its discretion, shall amend the terms of all outstanding Options so that either:

                  (i) after the effective date of such merger, consolidation or sale, as the case may be, each Optionee shall be entitled, upon exercise of an Option, to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities to which he or she would have been entitled pursuant to the terms of the merger, consolidation or sale if he had been the holder of record of the number of shares of Common Stock as to which the Option is being exercised, or shall be entitled to receive from the successor entity a new stock option of comparable value, or

                  (ii) all outstanding Options shall be canceled as of the effective date of any such merger, consolidation, liquidation or sale, provided that each Optionee shall have the right to exercise his or her Option according to its terms during the period of twenty (20) days ending on the day preceding the effective date of such merger, consolidation, liquidation or sale; and in addition to the foregoing, the Committee may in its discretion amend the terms of an Option by canceling some or all of the restrictions on its exercise, to permit its exercise pursuant to this paragraph (ii) to a greater extent than that permitted on its existing terms.

         All adjustments to ISOs or assumptions of ISOs by any successor corporation shall preserve their status as ISOs.

         (b) Except as expressly provided to the contrary in this Section 9, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Common Stock then subject to outstanding Options.

         (c) "Change in Control" means

                  (i) a change in control of the Company of a nature that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

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                  (ii) any  acquisition of control of the Company by any company within the meaning of 12 U.S.C. ss. 1841(a)(2), the Bank Holding Company Act of 1956, as amended, or by any person within the meaning of 12 U.S.C. ss. 1817(j), the Change in Bank Control Act of 1978, as amended;

                  (iii) individuals who constitute the Board as of June 21, 1996 (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to June 21, 1996 whose election was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the Company's Nominating Committee then serving under the Board, shall be, for purposes of this clause (iii), considered as though he or she was a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents;

                  (iv) approval by the shareholders of the Company of a reorganization, merger or consolidation, or the consummation of any such reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Voting Interest in the Company beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than eighty percent (80%) of the Voting Interest of the corporation or other entity resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Voting Interest in the Company;

                  (v) approval by the shareholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, or the occurrence of any such liquidation, dissolution, sale or other disposition, other than, in any case, to a Subsidiary, directly or indirectly, of the Company, or any affiliate; and/or

                  (vi) the solicitation of proxies from shareholders of the Company, by someone other than the current management of the Company and without the approval of the Board, seeking shareholder approval of a plan of reorganization, merger or consolidation of the Company with one or more corporations as a result of which the shareholders' interests in the Company are actually exchanged for or converted into

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         securities  not  issued  by  the  Company.   "Voting   Interest"  means
         securities of any class or classes or other ownership interests having general voting power under ordinary circumstances to elect members of a board of directors or trustees of any entity.

10. MISCELLANEOUS

         (a) Nonassignability of Options. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of an Optionee, the Option shall be exercisable only by the Optionee.

         (b) No Rights as Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of issuance of a certificate to him for the shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the certificate is issued, other than as required or permitted pursuant to Section 9.

         (c) No Guarantee of Employment or Continuation in Office. The Director Plan shall not give any Eligible Director the right to continue in office as a director or to be nominated for reelection to office as a director, or give the Company the right to require an Eligible Director to continue in office. Neither the Management Plan nor any Stock Option Agreement shall give an employee the right to continue in the employment of the Company or its Subsidiary, or give the Company or its Subsidiary the right to require an employee to continue in employment.

         (d) Tax Withholding. To the extent required by law, the Company or its Subsidiary shall withhold or cause to be withheld income and other taxes with respect to any income recognized by an Optionee by reason of the exercise of an Option (or the disqualifying disposition of shares acquired by exercise of an ISO), and as a condition to the receipt of any Option the Optionee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company or its Subsidiary an amount sufficient to satisfy its tax withholding obligations.

         Without limiting the foregoing, the Committee may in its discretion permit any Optionee's withholding obligation to be paid in whole or in part in the form of shares of Common Stock, by withholding from the shares to be issued or by accepting delivery from the Optionee of shares already owned by him or her. The fair market value of the shares for such purposes shall be determined as set forth in Section 5(b). An Optionee may not make any such payment in the form of shares of Common Stock acquired upon the exercise of an ISO until the shares have been held by him or her for at least two (2) years after the date the ISO was granted and at least one (1) year after the date the ISO was exercised. If payment of withholding taxes is made in whole or in part in shares of Common Stock, the Optionee shall deliver to the Company certificates registered in his name representing shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and

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encumbrances  of every kind,  duly endorsed or  accompanied by stock powers duly endorsed by the record holder of the shares represented by such certificates.

         (e) Use of Proceeds. The proceeds from the sale of shares pursuant to Options shall constitute general funds of the Company.

11. DURATION, AMENDMENT AND TERMINATION OF PLANS

         The Committee may grant Options under the Management Plan from time to time until the close of business on the day prior to June 1, 2005. Unless earlier terminated by action of the Board of Directors, the Plans shall expire on the day prior to June 1, 2005.

         The Board of Directors may amend the Plans at any time, and from time to time, subject to any required regulatory approval and to the limitation that, except as provided in Section 9 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months before or after the date of adoption of such amendment, where such amendment will:

         (a) increase the number of shares of Common Stock as to which options may be granted under the Plans;

         (b) change in substance any provision relating to eligibility to participate in, or price, amount, timing or vesting of awards under the Director Plan;

         (c) change in substance Section 5 hereof relating to eligibility to participate in awards under the Management Plan;

         (d) reduce the minimum option price; or

         (e) increase the maximum term of options provided herein.

          Except as required to comply with the requirements of the Code or the Employee Retirement Income Security Act of 1974, as amended, no amendment to the provisions of the Director Plan relating to the amount, price and timing of awards under the Director Plan shall be made unless at least six (6) months have elapsed since the adoption of the Director Plan or any subsequent amendment affecting such provisions.

         Except as provided in Section 9 hereof, rights and obligations under any Option granted before any amendment of the Plans shall not be adversely affected by such amendment, except with the consent of the Optionee.

         The Plans may be terminated at any time by action of the Board, but any such termination will not terminate Options then outstanding, without the consent of the Optionee.

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12. EFFECTIVE DATE OF PLANS; STOCKHOLDER APPROVAL

         The Plans became effective, as Plans of the Bank, on June 1, 1995 and were approved by the Bank's stockholders on May 31, 1995. The Plans were assumed by the Company upon consummation of the reorganization contemplated by an Agreement and Plan of Reorganization between the Company and the Bank on June 21, 1996. No option may be granted under the Plans on or after the tenth anniversary of the effective date of the Plans.

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